UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2017

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

ITEM 2.01                                  Completion of Acquisition or Disposition of Assets

Effective July 1, 2017, ACNB Corporation (the “Corporation”) completed its previously-announced acquisition of New Windsor Bancorp, Inc. (“NW Bancorp”) pursuant to an Agreement and Plan of Reorganization dated as of November 21, 2016, as amended, by and among the Corporation, ACNB South Acquisition Subsidiary, LLC (“Acquisition Subsidiary”), ACNB Bank, NW Bancorp, and New Windsor State Bank (“NWS Bank”) (the “Reorganization Agreement”). At the effective time of the merger, NW Bancorp merged with and into Acquisition Subsidiary with Acquisition Subsidiary surviving the merger. In addition, NWS Bank, a Maryland state-chartered bank and NW Bancorp’s wholly-owned subsidiary, merged with and into ACNB Bank, a Pennsylvania state-chartered bank and the Corporation’s wholly-owned subsidiary, with ACNB Bank as the surviving bank.

On July 3, 2017, the Corporation filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Commission”) to report the completion of the acquisition and related matters. The purpose of this filing is to amend the Form 8-K filed on July 3, 2017, to include the information required by Item 9.01(a) and (b).

ITEM 9.01           Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

(1)                                 The audited consolidated financial statements of NW Bancorp as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, the accompanying notes thereto, and the related Independent Auditor’s Report are attached hereto as Exhibit 99.2.

(2)                                 The unaudited consolidated financial statements of NW Bancorp as of March 31, 2017, and for the three months ended March 31, 2017 and 2016, are attached hereto as Exhibit 99.3.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed statement of condition of the Corporation as of the three months ended March 31, 2017, and the unaudited pro forma combined condensed statement of income as of and for the three months ended March 31, 2017, and the year ended December 31, 2016, are attached hereto as Exhibit 99.4.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Dixon Hughes Goodman LLP

23.2	Consent of Stegman & Company

99.2

The audited consolidated financial statements of NW Bancorp as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, the accompanying notes thereto, and the related Independent Auditor’s Report.

99.3	The unaudited consolidated financial statements of NW Bancorp as of March 31, 2017, and for the three months ended March 31, 2017 and 2016.

99.4

The unaudited pro forma combined condensed statement of condition of the Corporation as of the three months ended March 31, 2017, and the unaudited pro forma combined condensed statement of income as of and for the three months ended March 31, 2017, and the year ended December 31, 2016.

EXHIBIT INDEX

EXHIBIT NO.

23.1	Consent of Dixon Hughes Goodman LLP.

23.2	Consent of Stegman & Company.

99.2

The audited consolidated financial statements of NW Bancorp as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016, and the accompanying notes thereto, and the related Independent Auditor’s Report.

99.3	The unaudited consolidated financial statements of NW Bancorp as of March 31, 2017, and for the three months ended March 31, 2017 and 2016.

99.4

The unaudited pro forma combined condensed statement of condition of the Corporation as of the three months ended March 31, 2017, and the unaudited pro forma combined condensed statement of income as of and for the three months ended March 31, 2017, and the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: September 12, 2017	/s/ James P Helt
James P Helt
President & Chief Executive Officer